                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                               AMENDMENT NO. 1 TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                  This AMENDMENT No. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 17, 2003, among Amkor Technology, Inc. a Delaware corporation (the "Borrower") and the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), amends certain provisions of the Second Amended and Restated Credit Agreement dated as of April 22, 2003 (as amended, the "Credit Agreement") among the Borrower, the lenders party thereto (collectively the "Lenders"), the issuing banks party thereto, Citigroup Global Markets, Inc. ("CGMI"), as sole book manager, Citicorp USA, Inc., as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent"), Deutsche Bank Securities Inc. ("DBSI), as documentation agent, CGMI and J.P. Morgan Securities Inc., as joint lead arrangers, DBSI, as arranger, and JPMorgan Chase Bank, as syndication agent.

                  PRELIMINARY STATEMENTS:

                  (1) The parties to this Amendment are party to the Credit Agreement. Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

                  (2) The parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

                  (a) AMENDMENTS TO ARTICLE I (DEFINITIONS AND ACCOUNTING
TERMS).

                           (i)      The definition of "EBITDA" in Section 1.1
(Certain Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "EBITDA" means, for any period, the sum, determined on a Consolidated basis and without any double-counting, of (a) Net Income, (b)(i) interest expense and (ii) amortization, write-off or cash payment of premiums, commissions, discounts and other fees and charges which, in each case pursuant to this clause (b)(ii), are attributable to the repayment, repurchase or redemption of Debt for Borrowed Money, (c) income tax expense, (d) to the extent included in Consolidated Net Income, non-cash foreign currency loss (or less any non-cash foreign currency gain), (e) to the extent included in Net Income, (i) non-cash equity in loss of Affiliates (or less any non-cash equity in income of Affiliates) and (ii) non-cash losses in respect of
         (A) fixed assets and (B) goodwill associated with acquisitions, (f) depreciation expense and (g) amortization expense, in each case of the Borrower and its Restricted Subsidiaries, determined in accordance with GAAP for such period.

                  (b) AMENDMENTS TO ARTICLE V (COVENANTS OF THE BORROWER).

                           (i)      The final paragraph of Section 5.2(f)
(Investments in Other Persons) of the Credit Agreement is hereby amended by replacing, in the two places where it appears in such paragraph, the dollar amount "$25,000,000" with the dollar amount "$50,000,000".

                           (ii)     Section 5.2(j) (Prepayments, Etc., of Debt)
of the Credit Agreement is hereby amended by replacing clause (iv) thereof in its entirety with the following clause (iv):

                  (iv) the Borrower may repurchase or redeem Senior Notes for cash not exceeding (A) in the Fiscal Year ending December 31, 2003, $ 140,000,000 plus the amount of any Net Cash Proceeds arising from the sale of Anam Shares received by the Borrower during such Fiscal Year and (B) in any Fiscal Year thereafter, $100,000,000 plus the amount of any Net Cash Proceeds arising from the sale of Anam Shares received by the Borrower during such Fiscal Year; provided, however, that (1) up to $25,000,000 in the aggregate of the amount in this clause (iv) may be used by the Borrower to repurchase or redeem Subordinated Debt instead of repurchasing or redeeming Senior Notes; (2) to the extent the amount used by the Borrower to repurchase or redeem Senior Notes (or Subordinated Debt, as the case may be) pursuant to this clause (iv) during any Fiscal Year is less than the amount permitted for such Fiscal Year pursuant to this clause (iv), then the unused portion thereof in such Fiscal Year may be carried over and added to the amount permitted by this clause (iv) in any Fiscal Year thereafter; (3) in no event shall the amount used pursuant to this clause (iv) exceed $300,000,000 in the aggregate during the term of the Facilities; and
         (4) after giving effect to each such purchase or redemption made pursuant to this clause (iv), the Borrower shall be in compliance with
         Section 5.4(b);

                           (iii)    Section 5.2(j)(v) (Prepayments, Etc., of
Debt) of the Credit Agreement is hereby amended by inserting the phrase "or any Subordinated Debt" immediately after the phrase "Senior Notes" in clause (x) thereof.

                           (iv)     Section 5.2(o) (Capital Expenditures) of the
Credit Agreement is hereby amended by replacing such Section in its entirety with the following Section 5.2(o):

                  (o) Capital Expenditures. Make, or permit any of its Restricted Subsidiaries to make, any Capital Expenditures that would cause the aggregate amount of all such Capital Expenditures made by the Borrower and its Restricted Subsidiaries in any Fiscal Year to exceed the greater of (i) the lesser of (x) 50% of EBITDA for such Fiscal Year (determined on a Pro Forma Basis) and (y) $350,000,000 and (ii) $250,000,000; provided, however, to the extent that actual Capital Expenditures for any such Fiscal Year is less than the maximum amount permitted by this clause (o), then the difference between the maximum amount permitted by this clause (o) and such actual Capital Expenditures may be carried over and made available for Capital Expenditures in the next succeeding Fiscal Year only, and such carried over portion shall be applied before the amount of Capital Expenditures otherwise permitted for such succeeding Fiscal Year pursuant to this
         Section 5.2(o);

                  SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the date when the following conditions precedent have been satisfied:

                  (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment; and

                  (b) each Subsidiary Guarantor shall have executed a consent to this Amendment in the form attached hereto.

Furthermore this Amendment is subject to the provisions of Section 8.1 of the Credit Agreement.

                  SECTION 3.        CONSTRUCTION WITH THE LOAN DOCUMENTS.

                  (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be modified to reflect the changes made in this Amendment as of the Amendment Effective Date.

                  (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Issuing Banks, the Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

                  (d) This Amendment is a Loan Document.

                  SECTION 4. GOVERNING LAW. This Amendment is governed by the law of the State of New York.

                  SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that each of the representations and warranties made by the Borrower in the Credit Agreement, as amended hereby, and the other Loan Documents to which the Borrower is a party or by which the Borrower is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                 AMKOR TECHNOLOGY, INC.,

                                                 By ____________________________
                                                    Name:
                                                    Title:

                                                 CITICORP USA, INC.,
                                                 as Administrative Agent

                                                 By ____________________________
                                                    Name:
                                                    Title:

   [SIGNATURE PAGE To AMENDMENT No. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                     AIM FLOATING RATE FUND
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Sub-Adviser

                                         By /s/ Joseph Rotondo
                                            -----------------------------------
                                            Name: Joseph Rotondo
                                            Title: Authorized Signatory

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                     AMARA-I FINANCE, LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Financial Manager

                                           By /s/ Joseph Rotondo
                                              ---------------------------------
                                              Name: Joseph Rotondo
                                              Title: Authorized Signatory

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                     AMARA 2 FINANCE, LTD.
                                     BY: INVESCO Senior Secured Management, Inc.
                                         As Financial Manager

                                         By /s/ Joseph Rotondo
                                            -----------------------------------
                                            Name: Joseph Rotondo
                                            Title: Authorized Signatory

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                      Ares IV CLO Ltd

                                      By: Ares CLO Management IV, LP.,
                                          Investment Manager

                                      By: Ares CLO GP IV,LLC,
                                          Its Managing Member

                                      By: /s/ Seth J. Brufsky
                                          --------------------------------------
                                      Name: SETH J. BRUFSKY
                                      Title: VICE PRESIDENT

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                      Ares V CLO Ltd.

                                      By: Ares CLO Management V, L.P.,
                                          Investment Manager

                                      By: Ares CLO GP V, LLC,
                                          Its Managing Member

                                      By: /s/ Seth J. Brufsky
                                          --------------------------------------
                                      Name: SETH J. BRUFSKY
                                      Title: VICE PRESIDENT

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                      Ares VI CLO Ltd.

                                      By: Ares CLO Management VI, L.P.,
                                          Investment Manager

                                      By: Ares CLO GP VI, LLC,
                                          Its Managing Member

                                      By: /s/ Seth J. Brufsky
                                          --------------------------------------
                                      Name: SETH J. BRUFSKY
                                      Title: VICE PRESIDENT

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                      Ares VII CLO Ltd.

                                      By: Ares CLO Management VII, L.P.,
                                          Investment Manager

                                      By: Ares CLO GP VII, LLC.
                                          Its General Partner

                                      By: /s/ Seth J. Brufsky
                                          --------------------------------------
                                      Name: SETH J. BRUFSKY
                                      Title: VICE PRESIDENT

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                     AVALON CAPITAL LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor

                                         By /s/ Joseph Rotondo
                                            ---------------------------------
                                            Name: Joseph Rotondo
                                            Title: Authorized Signatory

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                     AVALON CAPITAL LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor

                                         By /s/ Joseph Rotondo
                                            ---------------------------------
                                            Name: Joseph Rotondo
                                            Title: Authorized Signatory

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                      BABSON CLO LTD. 2003-I
                                      By: David L. Babson & Company Inc.
                                          as Manager

                                      _________________________________________,
                                      as Lender

                                      By /s/ David P. Wells, CFA
                                         --------------------------------------
                                         Name: David P. Wells, CFA
                                         Title: Managing Director

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                        BILL & MELINDA GATES FOUNDATION
                                        By: David L. Babson & Company Inc. as
                                            Investment Adviser

                                        ______________________________________,
                                        as Lender

                                        By /s/ David P. Wells
                                           -----------------------------------
                                           Name:  David P. Wells, CFA
                                           Title:  Managing Director

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                          Canadian Imperial Bank of Commerce,
                                          -----------------------------------
                                          as Lender

                                             By /s/ Marc Berg
                                                --------------------------------
                                                Name:  Marc Berg
                                                Title: Authorized Signatory

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for CASTLE HILL I - INGOTS,
                                        LTD., as Term Lender

                                           ___________________________________,
                                           as Lender

                                           By /s/ Diane J. Exter
                                              --------------------------------
                                              Name:  DIANE J. EXTER
                                              Title: MANAGING DIRECTOR
                                                     PORTFOLIO MANAGER

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                          Sankaty Advisors, LLC as Collateral
                                          Manager for CASTLE HILL II - INGOTS,
                                          LTD., as Term Lender

                                             ___________________________________
                                             as Lender

                                             By /s/ Diane J. Exter
                                                --------------------------------
                                                Name:  DIANE J. EXTER
                                                Title: MANAGING DIRECTOR
                                                       PORTFOLIO MANAGER

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                     CHARTER VIEW PORTFOLIO
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Investment Advisor

                                        By /s/ Joseph Rotondo
                                           --------------------------------
                                           Name:  Joseph Rotondo
                                           Title: Authorized Signatory

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                             CITICORP USA, INC.,

                                             By /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Name:
                                                Title:

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                             Cooksmill
                                             ----------------------------------,
                                             as Lender

                                             ___________________________________

                                             By /s/ Jon R.M Campbel
                                                --------------------------------
                                                Name:  Jon R.M Campbel
                                                Title: Authorized Signatory

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                          Deutsche Bank Trust Company Americas,
                                          as Lender

                                          By /s/ Gregory P. Shefrm
                                             -----------------------------------
                                             Name:  Gregory P. Shefrm
                                             Title: Director

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                          DIVERSIFIED CREDIT PORTFOLIO LTD.
                                             By: INVESCO Senior Secured
                                                 Management, Inc.
                                                 as Investment Adviser

                                             By /s/ Joseph Rotondo
                                                --------------------------------
                                                Name:  Joseph Rotondo
                                                Title: Authorized Signatory

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                            The Foothill Group, Inc.,
                                            -----------------------------------,
                                            as Lender

                                            By /s/ Sean T. Dixon
                                               --------------------------------
                                               Name:  Sean T. Dixon
                                               Title: Vice President

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

Franklin Floating Rate Trust               ___________________________________,
                                           as Lender
Franklin Floating Rate Master Series
                                           By /s/ Richard D'Addario
FRANKLIN FLOATING RATE                        --------------------------------
  DAILY ACCESS FUND                           Name:  Richard D'Addario
                                              Title: Senior Vice President
Franklin CLO II, Limited

Franklin CLO III, Limited

FRANKLIN CLO IV, LIMITED

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                          Sankaty Advisors, LLC as Collateral
                                          Manager for GREAT POINT CLO 1999-1
                                          LTD., as Term Lender
                                          -------------------------------------,
                                          as Lender

                                             By /s/ DIANE J. EXTER
                                                --------------------------------
                                                Name:  DIANE J. EXTER
                                                Title: MANAGING DIRECTOR
                                                       PORTFOLIO MANAGER

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                             HARBOUR TOWN FUNDING LLC
                                             ------------------------,
                                             as Lender

                                             By /s/ Ann E. Morris
                                                --------------------------------
                                                Name:  ANN E. MORRIS
                                                Title: ASST VICE PRESIDENT

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                          INVESCO EUROPEAN CDO I.S.A.
                                          By: INVESCO Senior Secured
                                                 Management, Inc.
                                                 As Collateral Manager

                                             By /s/ Joseph Rotondo
                                                --------------------------------
                                                Name:  JOSEPH ROTONDO
                                                Title: AUTHORIZED SIGNATORY

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                             JP Morgan Chase Bank
                                             --------------------,
                                             as Lender

                                             By /s/ William P. Rindfuss
                                                --------------------------------
                                                Name:  William P. Rindfuss
                                                Title: Vice President

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                          Long Lane Master Trust IV
                                          By Flast National Bank
                                          as trust Administrator

                                             __________________________________,
                                             as Lender

                                             By /s/ Michael J. Sullivan
                                                --------------------------------
                                                Name:  Michael J. Sullivan
                                                Title: Vice President

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                          MASSACHUSETTS MUTUAL LIFE INSURANCE
                                          COMPANY
                                          By: David L. Babson & Company Inc. as
                                          Investment Adviser

                                          _____________________________________,
                                          as Lender

                                          By /s/ David P. Wells
                                             -----------------------------------
                                             Name:  David P. Wells, CFA
                                             Title: Managing Director

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                     OASIS COLLATERALIZED HIGH INCOME
                                     PORTFOLIOS-I LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                          As Sub-Advisor

                                        By /s/ Joseph Rotondo
                                           --------------------------------
                                           Name:  Joseph Rotondo
                                           Title: Authorized Signatory

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                          OCTAGON INVESTMENT PARTNERS V. LTD.
                                          By: Octagon Credit Investors, LLC
                                              as Portfolio Manager

                                             __________________________________,
                                             as Lender

                                             By /s/ Michael B. Nechamkin
                                                --------------------------------
                                                Name: Michael B. Nechamkin
                                                Title: Portfolio Manager

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                          Sankaty Advisors, LLC as Collateral
                                          Manager for Race Point CLO, Limited,
                                          as Term Lender
                                             ----------------------------------,
                                             as Lender

                                             By /s/ Diane J. Exter
                                                --------------------------------
                                                Name:  DIANE J. EXTER
                                                Title: MANAGING DIRECTOR
                                                       PORTFOLIO MANAGER

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC.
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

`
                                         Sankaty Advisors, LLC as Collateral
                                         Manager for Race Point II CLO,
                                         Limited, as Term Lender
                                            -----------------------------------,
                                            as Lender

                                            By /s/ Diane J. Exter
                                               --------------------------------
                                               Name: DIANE J. EXTER
                                               Title: MANAGING DIRECTOR
                                                      PORTFOLIO MANAGER

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                          SANKATY HIGH YIELD PARTNERS III, L.P.

                                             __________________________________,
                                             as Lender

                                             By /s/ Diane J. Exter
                                                --------------------------------
                                                Name:  DIANE J. EXTER
                                                Title: MANAGING DIRECTOR
                                                       PORTFOLIO MANAGER

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                          SARATOGA CLO I, LIMITED
                                          By: INVESCO Senior Secured Management,
                                              Inc.
                                              As Asset Manager

                                              By /s/ Joseph Rotondo
                                                 -------------------------------
                                                 Name:  Joseph Rotondo
                                                 Title: Authorized Signatory

            [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                          Seaboard CLO 2000 Ltd.
                                          By: David L. Babson & Company Inc. as
                                          Collateral Manager

                                          By: __________________________________
                                          as Lender

                                          By /s/ David P. Wells
                                             ----------------------------------
                                             Name: David P. Wells, CFA
                                             Title: Managing Director

  [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                          SEQUILS-LIBERTY, LTD.
                                          By: INVESCO Senior Secured Management,
                                              Inc. As Collateral Manager

                                          By /s/ Joseph Rotondo
                                             -----------------------------------
                                             Name: Joseph Rotondo
                                             Title: Authorized Signatory

  [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                          SIMSBURY CLO, LIMITED
                                          By: David L. Babson & Company Inc.
                                          under delegated authority from
                                          Massachusetts Mutual Life Insurance
                                          Company as Collateral Manager as
                                          Lender

                                          By  /s/ David P. Wells
                                             -----------------------------------
                                             Name: David P. Wells, CFA
                                             Title: Managing Director

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                        Stanfield Arbitrage CDO, LTD.
                                        By: Stanfield Capital Partners LLC
                                            as its Collateral Manager

                                        ______________________________________,
                                        as Lender

                                        By  /s/ Christopher A. Bondy
                                            ----------------------------------
                                            Name: Christopher A. Bondy
                                            Title: Partner

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                        Stanfield Carrera CLO, Ltd.
                                        BY: Stanfield Capital Partners LLC
                                        as its Asset Manager

                                           ___________________________________,
                                           as Lender

                                        By /s/ Christopher A. Bondy
                                           ----------------------------------
                                           Name: Christopher A. Bondy
                                           Title: Partner

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                       STEIN ROE & FARNHAM CLO I LTD.

                                       By: Columbia Management Advisors, Inc.
                                       (f/k/a Stein Roe & Farnham Incorporated),
                                       As Portfolio Manager

                                          _____________________________________,
                                          as Lender

                                       By  /s/ Kathleen A. Zarn
                                           ----------------------------------
                                           Name: Kathleen A. Zarn
                                           Title: Senior Vice President

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                        SUFFIELD CLO, LIMITED
                                        By: David L. Babson & Company Inc. as
                                        Collateral Manager

                                        ______________________________________,
                                        as Lender

                                        By /s/ David P. Wells
                                            ----------------------------------
                                            Name: David P. Wells, CFA
                                            Title: Managing Director

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                        THE TRAVELERS INSURANCE COMPANY

                                            ___________________________________,
                                            as Lender

                                        By  /s/ Matthew J. McInerny
                                            ----------------------------------
                                            Name: Matthew J. McInerny
                                            Title: Investment Officer

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                        TRS 1 LLC
                                        --------------------------------------,
                                        as Lender

                                        By  /s/ Alice L. Wagner
                                            ----------------------------------
                                            Name: Alice L. Wagner
                                            Title: Vice President

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                          TRS CALLISTO LLC, as Lender

                                          By  /s/ Alice L. Wagner
                                              ----------------------------------
                                              Name: Alice L. Wagner
                                              Title: Vice President

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                                        TRYON CLO LTD. 2000-I
                                        ELC (CAYMAN) LTD. 2000-I

                                        ELC. (CAYMAN) LTD. CDO SERIES 1999-I
                                        ELC. (CAYMAN) LTD.
                                        APEX (IDM)CDO I, LTD.
                                        ELC (CAYMAN) LTD. 1999-II
                                        ELC (CAYMAN) LTD. 1999-III

                                        ______________________________________,
                                        as Lender

                                        By: David L. Babson & Company Inc. as,
                                            Collateral Manager

                                        By /s/ David P. Wells
                                            ----------------------------------
                                            Name: David P. Wells, CFA
                                            Title: Managing Director

   [SIGNATURE PAGE TO AMENDMENT NO. 1 AMKOR TECHNOLOGY INC. SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT]

                         CONSENT OF SUBSIDIARY GUARANTOR

                                     Dated as of [_______________________], 2003

                  Each of the undersigned corporations, as a Subsidiary Guarantor under the Subsidiary Guaranty dated April 28, 2000 (as confirmed by the Guaranty and Security Confirmation dated as of April 22, 2003, the "Subsidiary Guaranty") in favor of the Secured Parties under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

                                          GUARDIAN ASSETS, INC.

                                          By: __________________________________
                                              Name:
                                              Title: